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Exhibit 10.1

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-12200) filed on June 27, 2000, of Rhodia of our report dated April 4, 2003 relating to the financial statements, which appears in this Form 20-F.

Paris, France,

June 26, 2003

PricewaterhouseCoopers

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CONSENT OF INDEPENDENT AUDITORS